Exhibit 99.1

Sile ncing Oncogenes at the Level of Gene Expression Nasdaq: SLXN Corporate Presentation September 2024

The statements contained in this presentation that are not purely historical are forward - looking statements . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements in this presentation may include, for example, statements about : • the future performance of the Company, including Silexion’s projected timeline for regulatory approvals of its product candidates ; and • the Company’s future plans and opportunities . The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us . There can be no assurance that future developments affecting us will be those that we have anticipated . These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements . These risks and uncertainties include, but are not limited to, the items in the following list : • Silexion is a development - stage company and has a limited operating history on which to assess its business ; • Silexion has never generated any revenue from product sales and may never be profitable ; • The approach Silexion is taking to discover and develop novel RNAi therapeutics is unproven for oncology and may never lead to marketable products ; • Silexion does not have experience producing its product candidates at commercial levels, currently has no marketing and sales organization, has an uncertain market receptiveness to its product candidates, and is uncertain as to whether there will be insurance coverage and reimbursement for its potential products ; • Silexion may be unable to attract, develop and/or retain its key personnel or additional employees required for its development and future success ; • Additional factors relating to the business, operations and financial performance of Silexion . Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws . 2 Forward - Looking Statement

Company Overview Silexion ’s siRNA platform technology is designed to silence oncogenes and prevent the production of the mutated KRAS proteins that drive cancer growth Loder siRNA with an extended release PLGA delivery system • Completed Phase 2 trial • Results observed a 9.3 months improvement in overall survival with Loder + chemo vs. chemo alone Lead candidate SIL - 204 optimized upon Loder to enter Phase 2/3 trial Nasdaq listed (“SLXN”) Late - Stage Ready Asset with Regulatory Path Forward Clinical - stage company developing proprietary treatments for KRAS - driven cancers KRAS - Focused RNA Interference Platform with Targeted Delivery Promising Clinical Data in Locally Advanced Pancreatic Cancer Compelling investment proposition

Focused Pipeline to Address KRAS-driven Solid Tumor Localized Cancers

Program	Indication	Setting	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Status/ Anticipated Milestone
LODER siG12D + KRAS amplify with extended release PLGA delivery system	Locally advanced pancreatic cancer	Adjunct to chemotherapy	Phase 2 Completed					Phase 2 completed: observed 9.3 months improvement with LODER over SOC. Continue development of SIL-204.
Current Focus: Optimized siRNA formulation and extended-release delivery								
SIL-204 (Intratumor) KRAS G12D/V + KRAS amplify formulation and extended-release delivery	Locally advanced pancreatic cancer	Adjunct to chemotherapy						H2 2025: CTA submission in E.U. for Phase 2/3 1H 2026: Initiate Phase 2/3
	Colorectal cancer	Adjunct to chemotherapy						H2 2025: Initiate preclinical
SIL-204 (Systemic Adjunct) KRAS G12D/V + KRAS amplify formulation	Locally advanced pancreatic cancer	Adjunct to chemotherapy						Preclinical studies initiated

CTA=clinical trial application; SOC=standard of care.

4

KRAS Oncogene is a Validated Target for Numerous Cancers 5 Prevalence of The Most Common Types of KRAS Mutations Across Cancers CRC=colorectal cancer; LAPC=locally advanced pancreatic cancer; NSCLC=non - small cell lung cancer. Lee, J.K. et al. NPJ Precis Oncol. 2022;6(1):91. PDAC CRC Non - sq NSCLC Small Bowel Adenocarcinoma Appendix KRAS is the most common oncogenic gene driver in human cancers with gastrointestinal cancers having high percentages of KRAS G12D/V mutations % KRAS mutations 92% 49% 35% 53% 61%

Pancreatic Cancer Has One of the Highest Mortality Rates of All Major Cancers BRPC=borderline resectable pancreatic cancer; LAPC = locally advanced pancreatic cancer. 1. Bray F, et al. CA Cancer J Clin . 2024;74(3):229 - 263. 2. Hirshberg Foundation for Pancreatic Cancer Research. Pancreatic cancer Facts. https:// pancreatic.org /pancreatic - cancer/pancreatic - cancer - facts. 3. National Cancer Institute. Cancer Stat Facts: Pancreatic Cancer. https:// seer.cancer.gov / statfacts /html/ pancreas.html . 4. Gemenetzis G, et al. Ann Surg . 2019;270(2):340 - 347. 5. Kleeff J, et al. Nat Rev Dis Primers . 2016;2:16022. Local Metastatic At diagnosis: 10 - 20% resectable 30 - 40% LAPC + BRPC 50 - 60% metastatic or systemic Types and Prevalence of Pancreatic Cancer 4,5 6 There are no effective treatment options for our intended indication LAPC 3 rd leading cause today in the U.S. 2 2 nd leading cause by 2030 2 12.8% 5 - year relative survival (2014 - 2020) is one of the poorest in the U.S. 3 Median overall survival for non - resectable PC populations is 14 - 17 months 4

Treating KRAS the Cancer - Driver at the Source and Site of Action Silexion siRNA technology prevents mutated KRAS from being produced while small molecule inhibitors target the functioning KRAS protein Silencing oncogene at the production stage is potentially more efficient and safe approach to treat cancer and overcome treatment - resistance Mutated KRAS gene Mutated KRAS mRNA Functional mutated KRAS protein Transcription Translation Silexion siRNA KRAS small molecule inhibitors ( Systemic delivery) Intratumor delivery Cell proliferation Migration Transformation Survival 7

Silexion Innovative Oncological Approach May Lead to Significant Improvement in Clinical Outcomes Over KRAS Inhibitors • Treatment resistance • Requires special monitoring for GI adverse reactions • Limited overall response rate and progression - free survival • Low tolerability with adverse events (e.g., rash and GI side effects) Limitation of currently approved and investigational small molecule KRAS inhibitors: Inhibit oncogenic KRAS synthesis before it is active Intratumor application allows for higher intratumor doses overcoming the tumor’s impermeable barrier Optimized siRNA in the Loder to have enhanced stability, broader activity and new formulation for better delivery Silexion’s Approach

SIL-204 is the Most Advanced siRNA Formulation for LAPC With a Significant Market Opportunity

KRAS mutations are present in ~92% pancreatic cancer cases[1]

SIL-204 covers > 74% of KRAS mutations in PDAC[2]
while currently available KRAS G12C treatment are treating ~1.5%


G12D
G12V
G12C
G12A
G12R
Multiple
Other KRAS

Total Addressable Market in LAPC


U.S.
~$2B
E.U
~$3B

	U.S.	E.U.
Annual PC cases	66,400[4]	146,477[3]
KRAS-G12D/V mutated LAPC incidence*	~16,000	~35,000

LAPC = localized advanced pancreatic cancer; ROW=rest of the world.*Number of KRAS G12D/V mutated LAPC were calculated based on KRAS mutations being present in 92% of pancreatic cancer patients, 70-75% with KRAS G12D and G12V mutations and 30-35% of cases being LAPC. 1. Lee, J.K. et al. NPJ Precis Oncol. 2022;6(1):91. 2. Yousef, A. et al. *NPJ Precis Oncol.* 20024;8(1):27. 3. Global Cancer Observatory. Pancreatic Cancer. 2022. https://gco.iarc.who.int/media/globocan/factsheets/cancers/13-pancreas-fact-sheet.pdf. 4. National Cancer Institute. Cancer Stat Facts: Pancreatic Cancer. 2023. https://seer.cancer.gov/statfacts/html/pancreas.html.

9

Silexion Therapeutics

LODER Phase 2 Trial Data

Phase 2 Trial of Loder Completed in 2023 – a Proof-of-Concept

Two-part, open label, study of LODER + SoC chemotherapy vs SoC chemotherapy alone across the U.S. and Israel in patients with non-resectable pancreatic cancer


Cohort 1 (randomized)
Arm 1: LODER + SOC Chemo (n=18)
Long-term follow up
Death
Arm 2: SOC Chemo (n=11)
Screening
Determination of eligibility
Day 0 Randomization
First LODER administration
Week 8 – 1st CT
Every 12 weeks – LODER administration
Every 12 weeks – CT
~7 days later 1st chemo
Cohort 2 (single arm)
Arm 2: LODER + SOC Chemo (n=20)
Long-term follow up
Screening
Determination of eligibility
First LODER administration
Week 8 – 1st CT
Every 12 weeks – LODER administration
Every 12 weeks – CT
Death
~7 days later 1st chemo

Key inclusion criteria

Non-resectable without signs of metastasis

ECOG Status ≤ 1

Both cohorts all patients meeting inclusion/exclusion criteria randomized without checking for KRAS mutation status

Endpoints

Overall survival (OS)

Response rate (RR, RECIST v1.1)

Safety

Tolerability

SoC=standard of care.

11

Baseline Characteristics and Cohorts Information Due to results of a clinical trial indicating FOLFIRINOX’s advantage over GnP as SoC chemotherapy, cohort 2’s SoC chemotherapy was changed from GnP (used in cohort 1) to FOLFIRINOX. *KRAS mutations were determined in 31 patients in total. In cohort 1, 12 patients in the treatment arm and 10 patients in the co ntrol arm were tested; in cohort 1, 9 patients were tested. BRPC=borderline resectable pancreatic cancer; GnP =gemcitabine/nab - paclitaxel; LAPC=locally advanced pancreatic cancer; SoC=standard - of - care. Cohort 2 (n=20) Cohort 1 (n=29) Single arm Randomized, controlled (SoC) Design/Arms Non - resectable (BRPC+ LAPC) Locally advanced PC (LAPC) Population 62% U .S. ( 4 sites) , 38% Israel (5 sites) Nationality 42% male; 58% female Male/ Female % 64.9 69.7 Median age (years) G12D/V*: Loder 7/9 G12R*: Loder: 2/9 G12D/V*: Loder 11/12, Control 5/10 G12R*: Loder: 1/12, Control 5/10 KRAS Mutations 2.1 2.8 Avg Loder cycles 370 Total number of Loder injections (modified) FOLFIRINOX ((m)FFX) gemcitabine/nab - paclitaxel ( GnP ) SoC chemotherapy 12

-0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 0.2 0.3 0.4 0.5 Best % change in tumor size from baseline Loder Treatment Led to Robust Objective Response Rate in Cohort 1 Patients with LAPC Harboring G12D/V Mutations* 13 LAPC=locally advanced pancreatic cancer *Overall response rate was confirmed by RECIST 1.1 of the target tumor. Similar results were observed in cohort 1 +2. Chemo: Loder: R = Non - resectable tumor becomes resectable G12D G12V Chemo LODER+Chemo 20 (1/5) 5 5 (6/11) % Response 40 6 4 % Response + becoming resectable

Loder Treatment Led to Robust Objective Response Rate in Cohort 1+2 Patients with LAPC Harboring G12D/V Mutations* 14 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0 0.1 0.2 0.3 0.4 0.5 Best % change in tumor size from baseline LAPC=locally advanced pancreatic cancer *Overall response rate was confirmed by RECIST 1.1 of the target tumor. Chemo: Loder: R = Non - resectable tumor becomes resectable G12D G12V Chemo LODER+Chemo 20 (1/5) 56 (10/18) % Response 40 67 % Response + becoming resectable

Cohort 1 Patients Treated with Loder Had 9.3 Months Improvement in Overall Survival 15 * SoC (Control) OS consistent with recent trials for LAPC ( Gemenetzis G, et al. Ann Surg. 2019;270(2):340 - 347). Hazard ratio (HR)=0.59 , (95% CI, 0.18, 1.96, p=0.39) Time to death is slower, 41% reduction in the rate of mortality Patients living longer with Loder+SOC vs. SOC 7/11 (64% ) of patients in LODER+ SoC met RECIST 1.1 criteria vs 1/5 (20%) in SoC chemotherapy Days OS in Cohort 1 SOC chemo median = 13.4 mo .* siRNA+SOC chemo median= 22.7 mo .

Phase 2 Safety Results Serious Adverse Events (SAEs) Related to Treatment in Patients with LAPC who Received LODER + Chemotherapy (treatment plus EUS - endoscopy administration procedure) LODER + SOC chemo ( n =38) Grades 3 - 4 n (%) All grades n (%) SAE 2 (5%) 3 (8%) Gastrointestinal disorders 0 (0%) 1 (3%) Hematemesis 1 (3%) 1 (3%) STOMACH ACUTE PAIN 1 (3%) 1 (3%) Gastric hemorrhage 0 (0%) 2 (5%) General disorders and administration site conditions 0 (0%) 2 (5%) Fever 2 (5%) 3 (8%) Hepatobiliary disorders 1 (3%) 2 (5%) Cholangitis 1 (3%) 1 (3%) Obstructive Hyperbilirubinemia 2 (5%) 2 (5%) Infections and infestations 1 (3%) 1 (3%) Sepsis 1 (3%) 1 (3%) Pancreas infection 1 (3%) 1 (3%) Depression 1 (3%) 1 (3%) Injury, poisoning and procedural complications 1 (3%) 1 (3%) procedural hemorrhage 1 (3%) 1 (3%) Nervous system disorders 1 (3%) 1 (3%) Presyncope 16

Loder Was Overall Well Tolerated • The Phase 2 PoC c linical trial investigators reported that Loder treatment was well tolerated; Safety events were primarily related to procedure – Intratumor administration of extended - release siRNA via endoscopy (EUS) is safe • N o Treatment Emergent Adverse Events (TEAEs) leading to study discontinuation related to Loder treatment • No meaningful observations in any vital sign parameter nor any physical examination findings in the study • Independent Drug Safety Monitoring Board (DSMB) Reviews had no safety concerns nor safety restrictions • In a subset analysis, no measurable amount of Loder was detected (<BLQ) in any plasma samples suggesting low systemic levels 17

Building upon the Loder results, we optimized: siRNA : Formulation for better delivery • Enhanced stability • Broadening activity

SIL - 204 KRAS G12D/V and KRAS amplification siRNA formulation

Leveraging Loder Clinical Data to Further Improve SIL-204 Potential Efficacy and Safety

	LODER	SIL-204
siRNA target	KRAS G12D/V+ KRAS amplify	KRAS G12D/V+ KRAS amplify, potential pan KRAS
Stability in human serum	<1 hr	> 48 hrs
Access to tumor cell site of action	No hydrophobic lead	Added hydrophobic lead to increase siRNA access into cell
Extended-release profile	PLGA depot rods	PLGA microparticles suspension for better continuous 3-month release
Route and Ease of administration	EUS-endoscopy* with larger needle; Required loading device	EUS Endoscopy* with smaller and more flexible needle; No loading device needed
Improvement in OS with chemo vs. chemo alone	+ 9.3 months	TBD in Phase 2/3 trial with expected improvement in OS
Safety	Generally well tolerated; Safety events were primarily related to procedure	Expectations for similar safety profile

20

*EUS endoscopy is a standard procedure used to obtain ultrasound guided biopsies once every 3 months.

Silexion Therapeutics

SIL - 204 is Stable In Vivo in Rats for Five Hours 21 1. Givlaari ( givorisan ). EMA. 2. Alnylam. Givosiran NDA MULTI - DISCIPLINE REVIEW. 3. Lumasiran . Review ( fda.gov ). 4. Lumasiran . Leqvio , INN - inclisiran ( europa.eu ) . 5. Inclisiran . Leqvio , INN - inclisiran ( europa.eu ). 6. Inclisiran EMA Assessment Report. 7. Vutrisiran . FDA Review Summary. 8. EMA/FDA Approved siRNA Drugs: ADME Study Overview and Data Interpretation. Longer effectiveness of siRNA Greater ability to diffuse throughout the fibrous tumor environment Potential in other indications 0 1 2 3 4 5 6 7 8 9 10 SIL-204 Givosiran Lumasiran Inclisiran Vutrisiran Hour SIRNA siRNA Half - Life in Rats and Human Plasma (not a head - to - head comparison) Rat Human siRNA half - life in humans is 4 - 6x higher than in rats 1 - 8 potentially suggesting SIL - 204 may be the most stable siRNA

SIL - 204 is Stable In Vitro for Over 48 Hours in Human Serum siRNA strand placed in human serum and tested for stability Stability of siRNA Strand in Human Serum Potentially longer effectiveness of siRNA Greater ability to diffuse throughout the fibrous tumor environment Potential in other indications 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 1 2 4 6 14 24 48 % OF INTACT SIRNA GUIDE STRAND HOURS LODER SIL-204 22 Previous studies have shown siG12D (Loder) half - life to be 5 min in human serum.

SIL - 204 Robustly Inhibited the Various Human KRAS Mutations at Sub - nM Conc. SIL - 204 maintains and expands the silencing activity of the Loder 23 Maximum Silencing (%) of KRAS G12x Mutations / IC 50 ( nM ) External ID G13D* G12R G12C G12V G12D Non - mutated 88 0.37 70 0.59 73 0.47 80 0.44 90 0.19 91 0.16 SIL - 204 -- 69 35 71 96 93 siG12D - (Loder)** Model is a co - transfection setup in mouse Hepa1 - 6 cells with Dual - Glo reporter plasmids * G13D tested in separate study from the G12 mutations and wild type (non - mutated) ** Loder completed Phase 2 clinical trial

SIL - 204 Inhibited Human Pancreatic Cancer Xenograft Growth in Mice * p<0.05; ** p<0.005; ***p<0.0005 S.C. = sub cutaneous. SIL - 204 significantly reduced tumor volume and growth while increasing the necrosis (cell death) within the tumor Day 1: Capan - 1 (G12V) luciferase cells were xenografted to mice ( s.c. ) concurrently with SIL - 204 formulated in an extended - release system Days 3 - 15: mice were evaluated for bioluminescence to evaluate relative tumor cell counts Day 15: tumors were removed, volumes determined and analyzed by histology for % necrosis from tumor center slice 24 Bioluminescence from LUC Activity Tumor volume (mm 3 ) % Necrosis 5.00E+05 1.50E+06 2.50E+06 3.50E+06 4.50E+06 5.50E+06 3 5 7 9 11 13 15 17 Days Relative Tumor Cell Number Vehicle SIL-204 0 10 20 30 40 50 Vehicle SIL-204 % Area Necrosis at Day 15 0 10 20 30 40 50 60 Vehicle SIL-204 Tumor Volume at Day 15

SIL-204 Development Strategy in LAPC

2023	H1 2024	H1 2025	H2 2025	H1 2026	H2 2026
	✓ Optimization of siRNA on various fronts; selection of SIL-204 with new extended-release formulation	Initiate toxicology studies SIL-204			Leverage safety clinical data from first cohort patients in Phase 2/3 to submit IND in the U.S.
✓ Clinical proof of concept for Loder in LAPC in an approvable endpoint for FDA	✓ Received guidance on trial design from the German Federal Institute for Drugs and Medical Devices (BfArM)		Initiate GMP production final formulation SIL-204 Submit CTA in E.U. for Phase 2/3	Initiate Phase 2/3 of SIL-204 in patients with locally advance pancreatic cancer in E.U.	

✓ Indicates completed activity. Unmarked activities to be performed.

25

Silexion Therapeutics

Phase 2/3 Trial of SIL-204 in LAPC: Study Design

Received positive guidance from German regulatory agency on suggested trial design.



Chemo run-in
Phase 2 Safety run-in
Phase 2 expanded
Phase 3
Arm 1: SIL-204B + SOC Chemo
Chemo run-in
28d
Screening
Arm 2: SOC Chemo
If pancreatectomy
Post Surgery FU Treatment
Death
Day 1, 2:1 Randomization
DSMB ~15 subjects for safety following 1 mo. FU
Interim Analysis ~1/3 events
P2→P3 Go/No-Go
Each Patient Treatment Period 24 months or until death or the tumor is too small to treat
End of Study
Long Term Extension Trial for overall survival 5 yrs from randomization

26

World - Renowned Expert Scientific Advisory Board Eileen M. O'Reilly, MD Memorial Sloan Kettering, NY, NY Winthrop Rockefeller Endowed Chair of Medical Oncology; Co - Director, Medical Initiatives, David M. Rubenstein Center for Pancreatic Cancer Research; Section Head, Hepatopancreatobi Hana Algul , MD Technical University of Munich, Germany chair for tumor metabolism; Director of the Comprehensive Cancer Center Munich, Germany at the Klinikum rechts der Isar, and Mildred - Scheel - professor and Milind Javle , MD The University of Texas & MD Anderson Cancer Center, Houston, TX Professor, Department of Gastrointestinal (GI) Medical Oncology, Division of Cancer Medicine Philip A. Philip, MD Henry Ford Health, Detroit, MI Director, Gastrointestinal Oncology; Co - Director, Pancreatic Cancer Center; Medical Director, Research and Clinical Care Integration, Henry Ford Cancer Institute Talia Golan, MD Sheba Tel Hashomer Hospital,, Israel Head, Sheba Pancreatic Cancer Center - SPCC Matthew Katz, MD The University of Texas & MD Anderson Cancer Center, Houston, TX Department Chair, Department of Surgical Oncology, Division of Surgery and Professor. Andrew M. Lowy, MD UC San Diego, San Diego, CA Chief, Division of Surgical Oncology; Professor of Surgery Mark A. Schattner , MD Memorial Sloan Kettering, NY, NY Chief, Gastroenterology, Hepatology and Nutrition Service 27

Highly Experienced Leadership Team Ilan Hadar , MBA Chairman and Chief Executive Officer > 25 years of multinational managerial and corporate experience with pharmaceutical and high - tech companies Mitchell Shirvan, PhD, MBA Chief Scientific and Development Officer > 25 years of experience in R&D, innovation and discovery in biotech companies Mirit Horenshtein Hadar, CPA Chief Financial Officer > 15 years of corporate finance experience in senior financial positions of public companies and privately held companies, in the pharmaceutical and high - tech industries Ilan Levin, Director Former Chairman & Chief Executive Officer of Moringa Acquisition Corp with 25 years of experience as an executive and venture capital/private equity investor in high - tech, Israel - related ventures 28

Investment Highlights

Advanced RNA therapeutic candidate in oncology

- Clinical-stage company with proprietary oncogene siRNA platform
- Intratumor siRNA delivery for pancreatic cancer allow for better drug exposure compared with systemic KRAS inhibitors
- Phase 2 clinical trial with Loder in LAPC showed 9.3 months improvement in the FDA approvable endpoint of overall survival
- Lead Candidate SIL-204 with enhanced siRNA stability, and a better extended-release profile

Late-Stage Ready Asset with Regulatory Path Forward

- Guidance received from German Federal Institute for Drugs and Medical Devices (BfArM) on Phase 2/3 trial
- Submit CTA in E.U. in H2 2025 and initiate Phase 2/3 trial of SIL-204 in 1H 2026
- Plan for U.S. IND submission with clinical safety data from limited number of patients the trial in E.U.

Strong Partnerships with Solid IP Portfolio

- Established partnerships for GMP production of siRNA and delivery system
- Strong IP portfolio for siRNA and microparticles with exclusivity through December 2043 with extension

CTA=clinical trial application; IND=investigational new drug.

Silexion Therapeutics

Thank You Nasdaq: SLXN Ilan Hadar Chief Executive Officer email: i hadar@silexion.com mobile: 972 - 54 - 5331725 Dr. Mitchell Shirvan Chief Scientific and Development Officer email: m shirvan@silexion.com mobile: 972 - 52 - 725 - 6667